Note Payable to Bank	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Note Payable to Bank

5. Note Payable to Bank

On June 9, 2020, Gaming UK received an unsecured loan of $60,600 (equivalent to 47,600£) from Metro Bank PLC under the Bounce Bank Loan Scheme managed by the British Business Bank on behalf of, and with the financial backing of, The Secretary of State for Business, Energy and Industrial Strategy of the Government of the United Kingdom. The Government of the United Kingdom has provided a full guarantee to Metro Bank PLC with respect to the repayment of this loan.  The proceeds from the loan are required to be used for working capital purposes, for investment in a Company's business, and to support trading or commercial activity in the United Kingdom. The loan is for a term of 72 months and has a fixed interest rate of 2.5% per annum. Gaming UK is not required to make any payments of interest on the loan during the first 12 months of this loan, with such amount being paid by the Government of the United Kingdom under its business interruption payment program. Beginning in the 13th month after the drawdown of the loan, Gaming UK will be required to repay the loan by making 60 equal monthly payments of principal and interest aggregating $1,076 (equivalent to 845£) per month. During the years ended December 31, 2021 and 2020, the Company recorded interest expense of $1,090 and $851, respectively, with respect to this loan, which was paid by the Government of the United Kingdom under this program. As of December 31, 2021 and 2020, $58,909 and $64,982, respectively, was due under this note, of which, $12,850 and $2,241, respectively, was reflected as current portion due.

Maturities of long-term debt for each of the next five years and thereafter are as follows:

Year ended December 31,	Amount
2022	$12,850
2023	12,850
2024	12,850
2025	12,850
2026	7,509
Total payments	58,909
Less current portion	12,850
Debt maturity, noncurrent	$46,059